UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018
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ENPHASE ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35480	20-4645388
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1420 N. McDowell Blvd
Petaluma, CA 94954
(Address of principal executive offices, including zip code)
(707) 774-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Stockholders of the Enphase Energy, Inc. (“Company”) was held on May 17, 2018 (“Annual Meeting”). Proxies for the Annual Meeting were solicited by the Company’s Board of Directors (“Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitations. As of March 23, 2018, the record date for the Annual Meeting, 95,828,620 shares of Common Stock of the Company were outstanding and entitled to vote at the Annual Meeting, of which 78,491,661 shares of Common Stock of the Company were represented, in person or by proxy, constituting a quorum. The final votes on the proposals presented at the Annual Meeting were as follows:

Proposal 1:
Badrinarayanan Kothandaraman was elected as director to hold office until the 2021 Annual Meeting of Stockholders by the following vote:

Nominee:	Votes For	Votes Withheld	Broker Non-Votes
Badrinarayanan Kothandaraman	47,762,685	355,720	30,373,256

In addition to the director elected above, Steven J. Gomo, Benjamin Kortlang, Richard Mora and Thurman John Rodgers continue to serve as directors after the Annual Meeting.

Proposal 2:
The compensation of Enphase’s named executive officers has been approved, on an advisory basis by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,762,706	11,247,417	108,282	30,373,256

Proposal 3:
The stockholders have indicated their preference for holding future advisory votes on executive compensation on an annual basis by the following vote:

1 Year	2 Years	3 Years	Abstentions
47,049,618	746,051	242,799	79,937

Proposal 4:
An amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 150,000,000 was approved by the following vote:

Votes For	Votes Against	Abstentions
65,089,731	12,739,273	662,657

Proposal 5:
The selection by the Audit Committee of the Board of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified by the following vote:

Votes For	Votes Against	Abstentions
78,193,155	185,478	113,028

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 21, 2018	ENPHASE ENERGY, INC.
		By:	/s/ Humberto Garcia
Humberto Garcia
Vice President and Chief Financial Officer